5

• • • • • • • • • • • • • •

7

• • • • • • z 0.8 0.6 0.4 0.2 0.0 Mean Change in BCVA

9

% ± • • •

• • • • • • Visual Field 0 10 20 30 40 50 60 70 80 P ro p o rt io n o f R e sp o n d e rs 6/8

• • • • • • •

• • • • • • • • • µ

COURAGEOUS INNOVATION

Dedicated to Bringing Game-Changing Gene & Cell Therapies and Vaccines to Market and Working Even Harder to Provide Access to Patients Globally

Driving Innovation in Retinal Disease: Clinical Updates for Stargardt, Geographic Atrophy, Retinitis Pigmentosa, and Diabetic Macular Edema

Huma Qamar, MD, MPH
Chief Medical Officer

EYECELERATOR
MAY 2025



Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen's clinical programs, plans and timelines for the preclinical and clinical development of Ocugen's product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled "Risk Factors" in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We're Here to Make an Impact Through Courageous Innovation

Company Overview

Founded	2013
HQ & Manufacturing	Malvern, PA
Employees	~100
Ticker Symbol	OCGN
India Business Center	Hyderabad

Our Values

Respect
Integrity
Teamwork
Accountability






NDAQ
amazon
ocugen
Nasdaq
ocugen



Leader in Ophthalmology Gene Therapies

THREE YEARS. THREE BLAs.

Potential for three biologics license applications (BLAs) in the next three years

2026	2027	2028
OCU400 BLA	OCU410ST BLA	OCU410 BLA

OCU410/OCU410ST (*RORA*) for the Treatment for Geographic Atrophy and Stargardt Diseases

hRORA for Stargardt Disease (OCU410ST) Geographic Atrophy (GA) Secondary to Dry AMD

Prevalence of STGD

- ~100,000 patients in the U.S. and Europe
- Caused by mutations in *ABCA4*
- Symptoms appear in childhood and worsen over time

No Treatment Options

Prevalence of GA

- Advanced stage of dry AMD
- ~2-3 million patients in the U.S. and Europe
- Results from genetic and environmental factors

FDA approved treatment options

- Frequent intravitreal injections (6-12 per year)
- High risk (~12% of patients develop wet AMD)

OCU410ST (GARDian) and OCU410 (ArMaDa)

- First-in-class novel modifier gene therapy
- Delivers nuclear hormone receptor RORA via AAV5 (AAV5-hRORA)
- Why target RORA?
  - Plays a role in development and function of rod and cone photoreceptor cells
  - 4-way mechanism of action that regulates pathways involved in lipid metabolism, inflammation, oxidative stress, and complement activation
- Single subretinal injection reduces treatment burden



Lipid deposits/ Drusen
Inflammation
RORA / NR1F1
Oxidative stress
Complement activation
H_2O_2
$O_2^{\bullet}$
OH-
Influx of fluid
C3
C5
C5b
C6
C7
C9
C8
C5b-8
Membrane attack complex (MAC)

OCU410ST (*RORA*) for the Treatment for Stargardt Disease (GARDian)

NCT05956626

Phase 1 Safety and Efficacy Summary

Phase 1 (NCT05956626, "GARDian")

- Dose-ranging, dose-escalation, 3+3 study design
- Dosing completed in 9 subjects
- Results at 6M indicate that OCU410ST has a very favorable safety and tolerability profile

Safety and efficacy

- No SAEs deemed related to study drug or procedure
- 54% slower atrophic lesion growth in treated eyes vs. untreated fellow eyes at 6M
- 6/6 (100%) evaluable treated eyes demonstrated improvement or stabilization in visual acuity (BCVA)

Phase 2/3 Pivotal Confirmatory Trial Approved by FDA with 51 subjects (2:1 randomization) and Adaptive Design with sample size re-estimation

Primary: Change in atrophic lesion size (mm²) from BL at 12M; Secondary: change in LLVA (ETDRS) vs untreated eyes at 12M

Mean Change in Total Atrophy


Mean Change in the Total Atrophy Area from Baseline (mm²)
0.8
0.6
0.4
0.2
0.0
54%
Treated Eye
Untreated Eye
6M Timeline

Mean Change in BCVA


Mean Change in BCVA (ETDRS) from Baseline
10
5
0
-5
-10
Treated Eye
Untreated Eye
Improvement from Baseline
Baseline
M3
M6
Stabilization
Decrease from Baseline

ocugen

OCU410 (*RORA*) for the Treatment for Geographic Atrophy secondary to Dry AMD (ArMaDa)

NCT06018558

Phase 1 Safety and Efficacy Summary

Mean Change in LLVA


Mean change in LLVA (ETDRS) from Baseline
10
5
0
-5
-10
-15
-20
-25
BL
3M
6M
9M
12M
Stabilization
Decrease from Baseline
Treated Eye
Untreated Eye

Stabilization : ±4 letters from baseline; Improvement: ≥5 letters from baseline
Data points at 3M (N=8), 6M (N=7), 9M (N=5), 12M (N=3) ; Preservation = Visual acuity saved due to treatment

Mean Change from Baseline


Mean change from Baseline in GA lesion (mm^2)
2.5
2.0
1.5
1.0
0.5
0.0
BL
3M
6M
9M
12M
Natural History Studies
Untreated Eye
Treated Eye
41%

GA: geographic atrophy; Data points at 3M (N=8), 6M (N=7), 9M (N=4) , 12M (N=2)
GA growth rates per Natural History Studies obtained from Proxima A study

Phase 1 : Very promising safety and efficacy results

- No SAEs or AEs deemed related to study drug
- Treated eyes demonstrated a 4-line (23-letter) gain in LLVA vs. untreated eyes
- 41% slower lesion growth in treated eyes vs. untreated eyes at 12M



ocugen

OCU410 Treatment Preserves Retinal Tissue in GA Lesions



Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm²)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.4
0.5
0.76
PEOM (12M)
PM (12M)
OCU410(12M)

Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated.



Single sub-retinal injection of OCU410 at 12M is more effective when compared to PM and PEOM treatment

Phase 2 enrollment complete with 51 subjects (N=17, Med dose; N=17, High dose and N=17 control)

Primary: Change in GA lesion (mm2) from BL at 12M;

Secondary: change in LLVA (ETDRS) at 12M

Includes both foveal and subfoveal GA: geographic atrophy; PM=pegcetacoplan monthly; PEOM=pegcetacoplan every other month

Preservation = Amount to retinal tissue protected from atrophy due to treatment

OCU400® for the treatment of Broad Retinitis Pigmentosa

NCT05203939: Phase 1/2 Trial

NCT06388200 : Phase 3 (liMeliGhT) Trial

Phase 1/2 Safety and Efficacy and Long-Term Durability of OCU400

18 subjects with RHO (N=10), AD-NR2E3 (N=3), or AR-NR2E3 (N=5) mutations enrolled

No drug-related SAEs

OCU400 has very favorable safety and tolerability profile across different mutations and dose levels

Efficacy measurements

- 78% (14/18) demonstrated preservation or improvement in MT
- 89% (16/18) of subjects demonstrated preservation or improvement in the treated eye either on BCVA or LLVA or MT scores from baseline

Highly durable

- 100% (10/10) of treated evaluable subjects demonstrated improvement or preservation in visual function compared to untreated eyes at 2 years
- Statistically significant (***p=0.005***) visual function improvement (LLVA) regardless of mutation at 2 years
- Treated Eyes demonstrated ~ 10 sec statistically significant (***p=0.031***) improvement in MT completion time
- 75% (6/8) Treated Eyes in ITT subgroup demonstrated VF improvements compared to untreated eyes

Improvement in LLVA: 1 Year and 2 Years

Multiple Mutations (N=10)



p = 0.021
p = 0.005
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

RHO (N=8)



p = 0.055
p = 0.005
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

Treatment effect in RHO subjects supports a gene-agnostic mechanism of action

Improvement in overall time for MT completion



p=0.031
Time of Completion (Sec)
80
70
60
50
40
30
~10sec
Baseline
M12
Treated Eyes

Improvement in Visual Field



Proportion of Responders
80
70
60
50
40
30
20
10
0
6/8
Visual Field

BCVA, LLVA: Stabilization/preservation = ±4 letters; improvement = ≥5 letters
MT: Stabilization/preservation = 0 change in lux level; improvement = ≥1 lux level

Phase 3 (liMeliGhT) Trial Design

First Phase 3 gene therapy clinical trial to receive broad RP indication from FDA



BLA Filing
Clinical Assessment
Extension study
Treatment
RP Patients (n=150)
Rho (n=75)
RP Gene Agnostic (n=75)
2:1
2:1
Treatment (2.5x10^10 vg/eye) (n=50)
Control (n=25)
8 12 24 36 52
Day 1 Weeks
8 12 24 36 52
Primary Endpoint
Crossover
Clinical Assessment

Study Design	
Population	• Patients ≥5 years of age with clinical and molecular diagnosis of retinitis pigmentosa
Key Eligibility Criteria	• BCVA ≥25 letters but ≤75 letters (ETDRS chart) • Able to perform LDNA at ≤ 500 lux but unable to pass the LDNA at ≤ 0.35 at the screening visit • Presence of photoreceptors

Endpoints	
Primary	• Proportion of responders (LDNA* ≥ 2 lux-level change from baseline in study eyes) in treatment vs control
Secondary	• Proportion of responder EYES with LDNA ≥ 2 lux-level change from baseline in treatment vs control • Proportion of responders with LLVA score change from baseline in treatment vs control

*Luminance-dependent navigation assessment

OCU200

A Phase I Study to Assess the Safety and Efficacy of OCU200 for Center-Involved Diabetic Macular Edema (DME)

NCT05802329

OCU200: Phase 1 Clinical Trial Targeting Diabetic Macular Edema (DME)

OCU200 is our novel biologics candidate for sight-threatening conditions
- A recombinant fusion protein of transferrin and tumstatin
- Potential to address diabetic macular edema (DME), diabetic retinopathy (DR), wet AMD

High prevalence of DME, DR and wet AMD patients
- DME: 21 million worldwide
- DR: 162 million worldwide
- Wet AMD: 30 million worldwide

Limited treatment options available for the above patients
- Current therapies target only one pathway, either angiogenesis or inflammation
- Up to 50% of patient population are not responsive to current treatments

OCU200 potentially addresses shortcomings of current treatments
- Intended to target multiple causative pathways such as angiogenesis, oxidation, inflammation
- Potential to offer better treatment options for *all* patients


Cohort 1
n=3
Cohort 2
n=3
Cohort 3
n=3
Establish MTD
Cohort 4
MTD + Lucentis n=3

COHORTS	DOSE	µg or mg/ml
Cohort 1	Low	25 or 0.025
Cohort 2	Med	50 or 0.05
Cohort 3	High	100 or 0.1
Cohort 4	MTD + Lucentis (6mg/ml)	

Phase 1 enrollment on Track
No SAEs or AEs related to OCU200 were reported

Expect Phase 1 trial to complete by 4Q 2025.

Ocugen™ Vision

Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through
Courageous Innovation

